UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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eOn Communications Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 28, 2005

To Our Stockholders:

The Board of Directors joins me in extending to you a cordial invitation to attend the 2005 Annual Meeting of Stockholders of eOn Communications Corporation. The Annual Meeting will be held at our office located at 185 Martinvale Lane, San Jose, CA 95119 at 4:00 PM local time on January 12, 2006.

In addition to voting on the matters described in this Proxy Statement, we will review our fiscal year 2005 results and discuss our plans for fiscal year 2006 and beyond. There will be an opportunity to discuss matters of interest to you as a stockholder.

We hope many eOn Communications stockholders will find it convenient to be present at the meeting, and we look forward to greeting those personally able to attend. It is important that your shares be represented and voted whether or not you plan to be present. THEREFORE, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED. No postage is necessary if the envelope is mailed in the United States. The prompt return of your proxy will save the expense involved in further communications. Any stockholder attending the Annual Meeting may vote in person even if a proxy has been returned.

We hope that you will be able to attend the Annual Meeting, and we look forward to seeing you.

Sincerely,

David S. Lee
Chairman of the Board

4105 Royal Drive NW, Suite 100 • Kennesaw, Georgia 30144

770-423-2200 • 770-423-2228 Fax • www.eoncommunications.com

EON COMMUNICATIONS CORPORATION

4105 ROYAL DRIVE NW, SUITE 100

KENNESAW, GEORGIA 30144

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 12, 2006

TO OUR STOCKHOLDERS:

Notice is hereby given that the 2005 Annual Meeting of Stockholders of eOn Communications Corporation (the “Corporation”) will be held at 185 Martinvale Lane, San Jose, CA 95119, at 4:00 PM on January 12, 2006, for the following purposes:

(1)	To elect one Class III director to serve on the Corporation’s Board of Directors for a term of three years or until his/her successor is elected and qualified;

(2)	To amend the Certificate of Incorporation to reduce the number of authorized shares of common stock;

(3)	To ratify the appointment of GHP Horwath, P.C.; and

(4)	To transact any other business which may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

The above items of business are more fully described in the Proxy Statement accompanying this notice. Please read the Proxy Statement carefully.

Only stockholders of record at the close of business on November 25, 2005 are entitled to receive notice of, and to vote at, the Annual Meeting or at any adjournments or postponements of the meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder during usual business hours ten days prior to the meeting date at the principal offices of the Corporation located at 4105 Royal Drive NW, Suite 100, Kennesaw, Georgia.

By Order of the Board of Directors,

eOn Communications Corporation

Stephen R. Bowling
CORPORATE SECRETARY
Kennesaw, Georgia
November 28, 2005

Your vote is important. Whether or not you expect to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-prepaid envelope in order to ensure your representation at the Annual Meeting. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

EON COMMUNICATIONS CORPORATION

4105 ROYAL DRIVE NW, SUITE 100

KENNESAW, GEORGIA 30144

PROXY STATEMENT

FOR

2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 12, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Corporation for use at the 2005 Annual Meeting of Stockholders to be held on January 12, 2006 for the purposes set forth in the foregoing Notice. This statement and the form of proxy are being first sent to security holders on or about December 16, 2005.

The accompanying form of proxy has been prepared at the direction of the Board of Directors and is sent to you at its request. The proxies named therein have been designated by the Board of Directors.

Stockholders who execute proxies retain the right to revoke them at any time before they are voted by attending the Annual Meeting and voting in person or by notifying the Secretary of the Corporation at 4105 Royal Drive NW, Suite 100, Kennesaw, Georgia 30144, in writing of such revocation prior to the Annual Meeting. A proxy, when properly executed, duly returned and not so revoked, will be voted and, if it contains any specification, will be voted in accordance therewith, provided the proxy is not mutilated or otherwise received in such form or at such time as to render it unvotable. If no choice is specified, the proxy will be voted in accordance with the recommendations of the Board of Directors as stated on the proxy form and in this Proxy Statement.

The recommendations of the Board of Directors with respect to voting on each scheduled item of business at the Annual Meeting are set forth in this Proxy Statement. In summary, the Board recommends that stockholders vote:

•	For the election of the nominated Class III director to serve on the Corporation’s Board of Directors for a term of three years or until his/her successor is elected and qualified;

•	For the amendment to the Certificate of Incorporation to reduce the number of authorized shares of common stock;

•	For the ratification of appointment of GHP Horwath, P.C.; and

•	any other item of business that properly comes before the Annual Meeting, the proxy holders will vote the shares of Common Stock represented by valid proxies as recommended by the Board of Directors or, if no recommendation is given, as they may determine in their own discretion.

The proxy solicitation will be conducted by mail, except that in a limited number of instances proxies may be solicited by officers, directors and regular employees of the Corporation personally, by telephone or by facsimile. The Corporation does not presently anticipate payment of any compensation or fees of any nature to anyone for the solicitation of these proxies, except that the Corporation may pay persons holding shares in their name, or of their nominees, for the expense of sending proxies and proxy material to principals. The entire cost of solicitation will be borne by the Corporation.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of the 13,402,669 outstanding shares of Common Stock at the close of business on the record date, November 25, 2005, are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on that date at the Annual Meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

The presence in person or representation by proxy of a majority of the outstanding shares of Common Stock as of the record date at the Annual Meeting will constitute a quorum, thereby permitting the stockholders to conduct their business at the Annual Meeting.

The election of directors will be determined by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum.

Each other item of business that properly comes before the Annual Meeting, will be determined by the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted on the matter. Under Delaware law, abstentions are counted for the purpose of determining whether there is a quorum and, being shares entitled to vote, are counted in the determination of voting results.

In general, if a stockholder holds shares of Common Stock in “street name” through a broker or other nominee, and if the broker or other nominee is not instructed or otherwise empowered to vote the stockholder’s shares at a meeting with respect to a particular matter, then the stockholder’s shares will constitute “broker non-votes” as to such matter. Under Delaware law, broker non-votes are counted for the purpose of determining whether there is a quorum; however, because they reflect the withholding of voting power on a specified matter, they are not shares entitled to vote and thus are not counted in the determination of voting results.

At the Annual Meeting, votes will be counted by a representative of Computershare Investor Services, Inc., the Corporation’s independent transfer agent and registrar. Such representative will process the votes cast by the stockholders, will make a report of inspection and count of the votes cast by the stockholders, and will certify as to the number of votes cast on each proposal.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Board of Directors of the Corporation currently consists of five directors divided into three classes designated Class I, Class II, and Class III. A single class of directors is elected each year at the Annual Meeting. Subject to transition provisions, each class of directors serves until the third annual meeting of stockholders after his/her election or until a successor has been elected and duly qualified. One Class III director will be elected at the Annual Meeting.

The persons named in the accompanying form of proxy will vote the shares represented by all valid proxies which are received for the election of the nominees hereinafter named, unless the authority to do so is withheld on the proxy. The nominee for the Class III director is presently serving in such capacity.

Management has no reason to believe that the nominees will refuse to act or be unable to accept election; however, in such event and if any other unforeseen contingency should arise, it is the intention of the persons named in the accompanying form of proxy to vote for another nominee selected by the Board of Directors in accordance with their best judgment.

The following descriptions set forth certain information, as of October 31, 2005, about each director, including each person’s business experience for the past five years. There is no family relationship between any of the directors or executive officers of the Corporation.

CLASS III DIRECTOR WHOSE TERM EXPIRES IN 2005—NOMINEE FOR ELECTION

W. FRANK KING, age 66, became a director of eOn in 1998. Mr. King is a director of Concero, a software integration consulting firm, and was its President and Chief Executive Officer from 1992 to 1998. He is also a director of iBasis, Inc., a telecommunications company; Aleri Inc., a software company; CoVi Technologies, Inc., a video security firm; and NMS Communications, a telecommunications company. Dr. King earned a Ph.D. from Princeton University, an M.S. from Stanford University and a B.S. from the University of Florida.

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2006

STEPHEN R. BOWLING, age 63, became a director of eOn in 1993 and Chief Financial Officer in November 2003. From 1994 to 1997, he was the President of eOn and, from 1994 to 1998, he was the Chief Executive Officer of eOn. In 1993, Mr. Bowling became a director of Cortelco Systems Holding Corporation. He was the President and Chief Executive Officer of Cortelco Systems Holding Corporation from 1993 to April 2004. He was the President and Chief Executive Officer of eManage.com, an internet web site service company in 1999 and 2000. eManage.com filed for Chapter 11 bankruptcy in November 2000. Mr. Bowling received an M.B.A. from Stanford University and a B.A. from Williams College.

FREDERICK W. GIBBS, age 73, became a director of eOn in 2002. In 1988, Mr. Gibbs founded Mulberry Hill Enterprises, a consulting firm specializing in telecommunications and electronics, business acquisition analysis, and international business. Previously, Mr. Gibbs served in various management and consultant roles for International Telephone and Telegraph Corporation (ITT) over a 23 year period, including Executive Vice President of ITT and Senior Group Executive of Telecommunications and Electronics, a division of ITT Corporation. Mr. Gibbs also served on the boards of CMC Industries and ACT Manufacturing. Currently, Mr. Gibbs is a practicing attorney. Mr. Gibbs earned a B.A. from Alfred University and a J.D. from Rutgers University.

CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2007

ROBERT P. DILWORTH, age 64, became a director of eOn in 1998. He served on the board of Metricom Inc., a wireless data communications company, and was its President from 1987 to 1997, its Chief Executive Officer from 1987 to 1998, and its Chairman from 1997 to 2000. Mr. Dilworth also serves as Chairman of GraphOn Corporation, a computer software company. Mr. Dilworth received a B.S. from Los Angeles State University.

DAVID S. LEE, age 68, became the Chairman of the Board of eOn in 1991 and became President and Chief Executive Officer in November 2003. Previously Mr. Lee served as Chief Executive Officer from May 2000 through August 2001. Mr. Lee is a director of ESS Technology, Inc., a provider of semiconductor and software solutions for multimedia applications; iBasis, Inc., a telecommunications company; and Linear Technology Corporation, a semiconductor company. Mr. Lee is also a Regent of the University of California. From 1985 to 1988, Mr. Lee was President and Chairman of Data Technology Corporation, a computer peripheral company. Prior to 1985, he was Group Executive and Chairman of the Business Information Systems Group of ITT Corporation, a diversified company, and President of ITT Qume, formerly Qume Corporation, a computer systems peripherals company. In 1973, Mr. Lee co-founded Qume Corporation and was its Executive Vice President until the company was acquired by ITT Corporation in 1978. Mr. Lee received an M.S. from North Dakota State University and a B.S. and an honorary doctorate from Montana State University.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

During fiscal year 2005, 7 meetings of the Board of Directors were held. Each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served during the year. The Board of Directors does have an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee, the members of which are appointed by the Board of Directors.

Audit Committee

The Audit Committee consists of Robert P. Dilworth, W. Frank King, and Frederick W. Gibbs. The Audit Committee makes recommendations to the Board regarding the selection of independent auditors, reviews the scope and results of the audit engagement, approves the fees for the auditors, reviews and evaluates eOn’s internal control functions, and reviews all potential conflict of interest situations. See “Certain Transactions.” The Audit Committee has adopted a written charter in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934. The Board of Directors has determined that Mr. Dilworth is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. Mr. Dilworth and each of the other members of this committee is an “independent director” as defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc., included in our fiscal year 2003 proxy statement as Exhibit A. The Audit Committee met 7 times during fiscal year 2005.

Compensation Committee

The Compensation Committee consists of Robert P. Dilworth, W. Frank King, and Frederick W. Gibbs. The Compensation Committee reviews, determines, and establishes the salaries, bonuses and other compensation of the Corporation’s executive officers and administers the Corporation’s Equity Incentive Plans in which executive officers and other key employees participate. The Compensation Committee met 1 time during fiscal year 2005.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (the “CGN Committee”) consists of Robert P. Dilworth, W. Frank King, and Frederick W. Gibbs. The CGN Committee has the responsibility for matters relating to the organization and membership of the board of directors and for issues relating to the companies corporate governance. The CGN Committee has adopted a written charter, which is attached as Exhibit A. Mr. Dilworth and each of the other members of this committee is an “independent director” as defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The CGN Committee works with the Board to determine the appropriate characteristics, skills and experiences for the Board as a whole and its individual members with the objective of having a Board with diverse backgrounds and experience in business, government, education and public service. In evaluating the suitability of individual Board members, the Board takes into account many factors, including general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business and technology; educational and professional background; and personal accomplishment. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business. The Corporate Governance and Nominating Committee met 1 time during fiscal year 2005.

Compensation of Directors

Salaried officers of the Corporation or its subsidiaries do not receive additional compensation for serving as members of the Board of Directors. No additional compensation is paid if a full-time officer serves on any committee of the Board of Directors.

Annual cash payments of $15,000 are paid to each non-employee serving as a member of the Board of Directors. Directors are also entitled to reimbursement of expenses incurred to attend meetings. Non-employees serving as members of the Board of Directors are eligible to receive stock option grants under the eOn Communications Corporation 1999 Equity Incentive Plan (the “1999 Plan”), which was adopted by the Board of Directors and approved by a majority of stockholders in April 1999. As of October 31, 2005, there were three non-employee directors eligible to participate in the 1999 Plan: Robert P. Dilworth, W. Frank King, and Frederick W. Gibbs. During fiscal year 2005, there were no stock options issued to non-employee directors.

In order to recruit and retain qualified directors, the Board’s intent is to make annual grants of stock options to each director. Exercise prices will be equal to the fair market value on the date of grant. Each stock option will become exercisable one year following the date of grant and expire ten years from the date of grant. Options granted under the 1999 Plan to directors may be exercised only if the holder has been in continuous service on the Board of Directors at all times since the date of the grant of the option.

Stockholder Communications

Stockholders may communicate with the board of directors or any individual director regarding any matter relating to the Corporation that is within the responsibilities of the board of directors. Stockholders, when acting solely in such capacity, should send their communications to the board of directors or an individual director c/o corporate secretary, 4105 Royal Drive NW, Suite 100, Kennesaw, Georgia 30144. The corporate secretary will discuss with the chairman of the board or the individual director whether the subject matter of a stockholder communication is within the responsibilities of the board of directors. The corporate secretary will forward a stockholder communication to the chairman of the board or individual director if such person determines that the communication meets this standard.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Corporation’s directors and executive officers and the beneficial owners of more than 10% of the outstanding shares of the Corporation’s common stock (the “Reporting Persons”) file initial reports of, and subsequent reports of changes in, beneficial ownership of the common stock with the Securities and Exchange Commission (the “SEC”). The Reporting Persons are required to furnish the Corporation with copies of all Section 16(a) reports filed with the SEC. Based solely on the Corporation’s review of the copies of such reports and written representations from certain Reporting Persons furnished to the Corporation, the Corporation believes that the Reporting Persons complied with all applicable Section 16(a) filing requirements during fiscal 2005.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE FOR CLASS III DIRECTOR LISTED ABOVE.

PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

We are asking stockholders to approve an amendment to our certificate of incorporation to decrease the authorized number of shares of common stock from 50 million to 30 million. A form of the amendment to the certificate of incorporation is attached as Annex A to this Proxy Statement.

This amendment is designed to reduce the amount of annual franchise taxes we are required to pay, which taxes are based on the total amount of authorized shares of our stock. We believe that the number of authorized shares may be reduced to save taxes while still providing a sufficient number of authorized shares for future issuances, as may be necessary or desirable.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to our proposed amendment to our charter to decrease the number of authorized shares of common stock and we will not independently provide our stockholders with any such right.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION DESCRIBED ABOVE.

PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed GHP Horwath, P.C. as our independent registered public accounting firm for the fiscal year ending July 31, 2006. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes such a change would be in the best interests of the Corporation and its stockholders. A representative of GHP Horwath, P.C. is expected to be available at the Annual Meeting to respond to appropriate questions and may make a statement if he or she so desires.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM DURING FISCAL YEAR 2005

On January 28, 2005, upon the recommendation of the Audit Committee of the Board of Directors of eOn Communications Corporation (the “Company”), the Board of Directors engaged GHP Horwath, P.C. (“Horwath”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2005. Grant Thornton, LLP (“Grant Thornton”) resigned as the independent registered public accounting firm of the Company on December 16, 2004.

Grant Thornton’s audit reports with respect to the Company’s consolidated financial statements for the fiscal years ended July 31, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended July 31, 2003 and 2004, and the period commencing August 1, 2004 and ending December 16, 2004, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such fiscal years.

During the audit of the Company’s consolidated financial statements for the fiscal year ended July 31, 2004, Grant Thornton identified certain material weaknesses in the internal control over financial reporting of the Company’s newly acquired subsidiary, Cortelco Shanghai Telecom Equipment Company (“Cortelco Shanghai”), which could adversely affect the reliability of the Company’s financial reporting for future periods. Grant Thornton’s specific findings with respect to Cortelco Shanghai and the Company’s actions in response thereto are described more fully in Item 9a of this 10K and in the Company’s annual report on Form 10-K for the fiscal year ended July 31, 2004, to which reference is hereby made. The Audit Committee of the Company’s Board of Directors discussed the findings with Grant Thornton. The Company has authorized Grant Thornton to respond fully to the inquiries of the Company’s successor independent registered public accounting firm concerning these issues.

During the Company’s fiscal years ended July 31, 2003 and 2004, and the subsequent interim period through December 16, 2004, the Company did not consult Horwath regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

Audit Fees represent aggregate fees billed for professional services rendered in connection with the audit of the Company’s annual financial statements and for reviews of the financial statements included in our Quarterly Reports on Form 10-Q. The aggregate fees billed by GHP Horwath, P.C. for professional services rendered for the audit of the Corporation’s annual financial statements for the year ended July 31, 2005, and for the reviews of the financial statements included in the Corporation’s Quarterly Reports filed on Form 10-Q for the quarters ended January 31, 2005 and April 30, 2005 were $123,000 and $52,000, respectively. Grant Thornton LLP had aggregate fees of $19,000 and $26,000 for fiscal year 2005 related to the fiscal year 2005 audit and review of Form 10-Q for the quarter ended October 31, 2004, respectively. The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Corporation’s annual financial statements for the year ended July 31, 2004, and for the reviews of the financial statements included in the Corporation’s Quarterly Reports filed on Form 10-Q for that fiscal year were $170,000 and $37,000, respectively.

Audit Related Fees

Audit Related Fees represent aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not included under the caption “Audit Fees” above. There were no audit related fees billed by GHP Horwath, P.C. or Grant Thornton LLP for fiscal years ended 2005 or 2004.

Tax Fees

Tax Fees represent aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. There were no tax fees billed by GHP Horwath, P.C. Grant Thornton LLP for fiscal years ended 2005 or 2004.

All Other Fees

All Other Fees represent aggregate fees billed for all other products and services provided by the principal accountant not otherwise disclosed above. There were no fees from GHP Horwath, P.C. or Grant Thornton LLP for services rendered to the Corporation, other than for services described above, for the years ended July 31, 2005 or 2004.

The audit committee has adopted a policy for the pre-approval of all audit and non-audit services provided by our independent auditor. Under this policy, any audit or non-audit service performed by the independent auditor must receive either specific or general pre-approval by the audit committee. Specific pre-approval is the action whereby the audit committee explicitly pre-approves the engagement of the independent auditor to perform specific audit or non-audit services. General pre-approval entails the pre-approval of the engagement of the independent auditor to perform services pursuant to pre-approval policies and procedures established by the audit committee that are detailed as to the specific types of services so pre-approved. Any service performed by the independent auditor that exceeds its pre-approved fee level must receive specific pre-approval by the audit committee. All of the services provided by GHP Horwath, P.C. and Grant Thornton LLP during fiscal years 2005 and 2004 were approved by the audit committee pursuant to this policy.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF GHP HORWATH, P.C. AS THE CORPORATION’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2006.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Stockholders interested in presenting a proposal for consideration at the Corporation’s 2006 Annual Meeting of Stockholders must follow the procedures prescribed in the Corporation’s amended and restated bylaws and the SEC’s proxy rules. Proposals of stockholders that are intended to be presented at the Corporation’s 2006 Annual Meeting of Stockholders (other than those submitted for inclusion in the Corporation’s proxy materials pursuant to rule 14a-8 of the SEC’s proxy rules) must be received by the Corporation (attention: Secretary) no earlier than September 14, 2006, and no later than October 14, 2006. Proposals of stockholders pursuant to Rule 14a-8 of the SEC’s proxy rules that are intended to be presented at the Corporation’s 2006 Annual Meeting of Stockholders must be received by the Corporation (attention: Secretary) no later than August 18, 2006, to be included in the Corporation’s proxy materials relating to that meeting.

STOCK OWNERSHIP

The following table sets forth information regarding beneficial ownership of the Corporation’s Common Stock as of October 31, 2005, by each person known by the Corporation to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock. Except as otherwise indicated below, the person owns such Common Stock directly with sole investment and sole voting power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class (4)
David S. Lee 14000 Tracy Court Los Alto Hills, CA 94022	3,948,289	(1)	29.31%

Stephen R. Bowling 12205 Menalto Drive Los Altos Hills, CA 94022	929,190	(2)	6.94%

Cortelco Systems Holding Corporation 1703 Sawyer Road Corinth, MS 38834	859,207	(3)	6.41%

(1)	Consists of 2,795,259 shares held directly by David S. Lee, 222,990 shares held by the Lee Family Trust, 859,207 shares held by Cortelco Systems Holding Corporation, and 70,833 shares issuable upon the exercise of options that will become exercisable within 60 days of October 31, 2005. Mr. Lee is the trustee of the Lee Family Trust and is both Chairman and principal stockholder of Cortelco Systems Holding Corporation. Mr. Lee disclaims beneficial ownership of the shares held by Cortelco Systems Holding Corporation.
(2)	Consists of 31,234 shares held directly, 859,207 shares held by Cortelco Systems Holding Corporation, and 38,749 shares issuable upon the exercise of options that will become exercisable within 60 days of October 31, 2005. Mr. Bowling is a director of Cortelco Systems Holding Corporation. Of the 859,207 shares held by Cortelco Systems Holding Corporation, 83,165 of the shares are issuable to Mr. Bowling upon the exercise of options to purchase shares in Cortelco Systems Holding Corporation. Other than his option for 83,165 shares of common stock, Mr. Bowling disclaims beneficial ownership of the shares held by Cortelco Systems Holding Corporation.
(3)	Consists of 859,207 shares held by Cortelco Systems Holding Corporation.
(4)	The percentage of outstanding shares of common stock beneficially owned by each person is calculated based on the 13,398,251 outstanding shares of common stock as of October 31, 2005, plus 339,424 which represents the shares of common stock that the person has the right to acquire as of such date or within 60 days thereafter.

Set forth on the following page is information as of October 31, 2005, regarding the shares of the Corporation’s Common Stock beneficially owned by each director and nominee, each executive officer of the Corporation, and all directors and executive officers of the Corporation as a group. Except as otherwise indicated below, each individual owns such Common Stock directly with sole investment and sole voting power, and the business address for each person is 4105 Royal Drive NW, Suite 100, Kennesaw, GA 30144.

Name and Address of Beneficial Owner	Principal Position	Number of Shares Beneficially Owned		Percent of Class (7)
David S. Lee	President and Chairman of the Board	3,948,289	(1)	29.31%

Stephen R. Bowling	Chief Financial Officer, Secretary and Director	929,190	(2)	6.92%

Mitch Gilstrap	Vice President, Chief Operating Officer	58,541	(3)	*

Robert P. Dilworth	Director	73,776	(4)	*

Frederick W. Gibbs	Director	23,749	(5)	*

W. Frank King	Director	83,776	(6)	*

All Directors and executive officers as a group (6 persons)		4,258,114		31.00%

*	Less than one percent.
(1)	Consists of 2,795,259 shares held directly by David S. Lee, 222,990 shares held by the Lee Family Trust, 859,207 shares held by Cortelco Systems Holding Corporation, and 70,833 shares issuable upon the exercise of options that will become exercisable within 60 days of October 31, 2005. Mr. Lee is the trustee of the Lee Family Trust and is both Chairman and principal stockholder of Cortelco Systems Holding Corporation. Mr. Lee disclaims beneficial ownership of the shares held by Cortelco Systems Holding Corporation.
(2)	Consists of 31,234 shares held directly, 859,207 shares held by Cortelco Systems Holding Corporation, and 38,749 shares issuable upon the exercise of options that will become exercisable within 60 days of October 31, 2005. Mr. Bowling is a director of Cortelco Systems Holding Corporation. Of the 859,207 shares held by Cortelco Systems Holding Corporation, 83,165 of the shares are issuable to Mr. Bowling upon the exercise of options to purchase shares in Cortelco Systems Holding Corporation. Other than his option for 83,165 shares of common stock, Mr. Bowling disclaims beneficial ownership of the shares held by Cortelco Systems Holding Corporation.
(3)	Consists of 58,541 shares issuable upon the exercise of options that will become exercisable within 60 days of October 31, 2005.
(4)	Consists of 73,776 shares issuable upon the exercise of options that will become exercisable within 60 days of October 31, 2005.
(5)	Consists of 23,749 shares issuable upon the exercise of options that will become exercisable within 60 days of October 31, 2005.
(6)	Consists of 10,000 shares held directly and 73,776 shares issuable upon the exercise of options that will become exercisable within 60 days of October 31, 2005.
(7)	The percentage of outstanding shares of common stock beneficially owned by each person is calculated based on the 13,398,251 outstanding shares of common stock as of October 31, 2005, plus the shares of common stock that the person has the right to acquire as of such date or within 60 days thereafter.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning compensation earned for the fiscal years ended July 31, 2005, 2004, and 2003, by the Corporation’s Chief Executive Officer, and by executive officers who earned more than $100,000 in salary and bonus during fiscal 2004 (the “named executive officers”).

						Long-Term Compensation Awards	All Other Compensation ($)
Annual Compensation
Name and Principal Position	Year	Salary		Bonus		Securities Underlying Options
David S. Lee President; Chief Executive Officer	2005 2004 2003	$ $ $	— — —	$ $ $	— — —	— 100,000 —	$ $ $	— — —

Stephen R. Bowling Chief Financial Officer; Secretary (1)	2005 2004 2003	$ $ $	161,697 120,538 —	$ $ $	— — —	— 30,000 10,000	$ $ $	4,524 13,104 15,000	(2) (3) (4)

Mitch C. Gilstrap Vice President; Chief Operating Officer	2005 2004 2003	$ $ $	124,615 135,000 123,462	$ $ $	— 16,094 18,852	— 34,000 25,000	$ $ $	2,078 2,515 3,051	(5) (6) (7)

Thomas G. “Kelly” Bevan Vice President; Chief Marketing Officer (8)	2005 2004 2003	$ $ $	— 123,846 157,885	$ $ $	— — 10,000	— — —	$ $ $	— 1,815 2,541	(9) (10)

Troy E. Lynch, President eOn Asia (11)	2005 2004 2003	$ $ $	176,419 217,500 150,000	$ $ $	— — 30,000	— — 100,000	$ $ $	2,263 2,684 2,478	(12) (13) (14)

(1)	On April 1, 2005, the Company increased annual compensation from $140,000 to $225,000.
(2)	Consists of $3,839 in matching contributions to the Company’s 401(k) plan and $686 of term life insurance premiums paid by the Company.
(3)	Consists of $1,397 in matching contributions to the Company’s 401(k) plan, $457 in term life insurance premiums paid by the Company and $11,250 earned as Directors fee prior to being appointed Chief Financial Officer.
(4)	Consists of Directors fees earned during fiscal year 2003.
(5)	Consists of $1,947 in matching contributions to the Company’s 401(k) plan and $131 of term life insurance premiums paid by the Company.
(6)	Consists of $2,000 in matching contributions to the Company’s 401(k) plan, $515 of term life insurance premiums paid by the Company.

(7)	Consists of $2,620 in matching contributions to the Company’s 401(k) plan and $431 of term life insurance premiums paid by the Company.
(8)	Employment dates for fiscal year 2004 were August 1, 2003 thru April 9, 2004.
(9)	Consists of $1,481 in matching contributions to the Company’s 401(k) plan and $334 of term life insurance premiums paid by the Company.
(10)	Consists of $2,000 in matching contributions to the Company’s 401(k) plan and $541 of term life insurance premiums paid by the Company.
(11)	Acted as President and Chief Executive Officer during fiscal year 2002, 2003 and from August 1, 2003 thru November 7, 2003. Last date of employment with the Company was October 31, 2005. On October 31, 2005, the Company paid severance of $112,500 and will pay health and welfare benefits totaling $7,187 to extend coverage to May 31, 2006.

(12)	Consists of $2,000 in matching contributions to the Company’s 401(k) plan and $263 in term life insurance premiums paid by the Company.
(13)	Consists of $2,000 in matching contributions to the Company’s 401(k) plan and $684 in term life insurance premiums paid by the Company.
(14)	Consists of $2,000 in matching contributions to the Company’s 401(k) plan and $478 in term life insurance premiums paid by the Company.

Stock Option Grants In Fiscal Year 2005

During fiscal year 2005, there were no stock options grants to the named executive officers.

Aggregated Option Exercises in Fiscal 2005 and Fiscal Year-End Option Values

The following table sets forth, for the named executive officers, the shares acquired and the value realized on each exercise of stock options during the year ended July 31, 2005, and the number and value of securities underlying unexercised options held by the named executive officers at July 31, 2004. Options generally vest at either a rate of (1) 12.5% six months after the grant date and equal monthly installments thereafter over a 42 month period, or (2) 25% one year after the grant date and equal monthly installments thereafter over a three year period. These options have a term of 10 years. The value of unexercised in-the-money options have been calculated using the closing price of the Corporation’s Common Stock on July 31, 2005 of $1.28.

Name	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options		Value of Unexercised In-The-Money Options
			Exercisable	Unexercisable	Exercisable	Unexercisable
David S. Lee	—	—	60,416	64,584	$5,800	$—

Stephen R. Bowling	—	—	35,624	19,376	$5,800	$—

Mitch C. Gilstrap	—	—	49,748	40,337	$7,175	$3,245

Troy E. Lynch	—	—	199,601	50,001	$—	$—

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Robert P. Dilworth, W. Frank King, and Frederick W. Gibbs. None of the members of the current Compensation Committee are, or have ever been, officers or employees of eOn. In addition, no member of the Compensation Committee served as an executive officer of any entity where one of the Corporation’s executive officers was a director.

COMPENSATION COMMITTEE REPORT

Overview and Philosophy

Our Compensation Committee is responsible for establishing the compensation payable to our executive officers, including the named executive officers. Such compensation is primarily comprised of the following elements: base salary, bonuses, stock options, and benefits.

It is the Compensation Committee’s objective that executive compensation be directly influenced by our business results. Accordingly our executive compensation program is structured to stimulate and reward exceptional performance that results in enhanced corporate and stockholder values. Industry compensation surveys are also reviewed in the Compensation Committee’s assessment of appropriate compensation levels.

The Compensation Committee recognizes that the highly-specialized industry sector in which we operate is extremely competitive world-wide, with the result that there is substantial demand for high-caliber, seasoned executives. It is crucial that we be assured of retaining and rewarding our executive personnel essential in contributing to the attainment of our performance goals. For these reasons, the Compensation Committee believes our executive compensation arrangements must remain competitive with other providers.

Cash Compensation

A key objective of our executive compensation program is to position our key executives to earn annual cash compensation (base salary plus bonus) generally comparable to that which the executive would earn at other companies in the industry.

Base salaries for our executive officers are established considering a number of factors, including the recommendation of our Chief Executive Officer, our growth and profit margins, the executive’s performance and contribution to our overall performance, and the salary levels of comparable positions reported in industry surveys. The Compensation Committee adheres to a compensation philosophy of moderate levels of fixed compensation such as base salary. Base salary decisions are made as part of a formal review process.

Bonuses are provided in accordance with the executive’s written agreement where one is in place. Otherwise, bonuses are paid on a discretionary basis based upon individual performance.

Stock Options

The Compensation Committee grants stock options under the 1999 and 2001 Equity Incentive Plans to provide direct linkage with stockholder interests. The Compensation Committee considers the recommendation of our Chief Executive Officer, stock options previously granted to that individual, industry practices, the executive’s performance and accountability level, and assumed, potential stock value when determining stock option grants. The Compensation Committee relies upon competitive guideline ranges of retention-effective, target gain objectives to be derived from option gains based upon relatively aggressive assumptions relating to planned growth and earnings. In this manner, the potential executive’s gains parallel those of other stockholders over the long-term. Therefore, the stock option program serves as our only long-term incentive and retention tool for executives and other key employees. Stock options provide an incentive to executives to maximize long-term profitable growth which ordinarily, over time, should be reflected in the price of our stock.

Benefits

We offer to our executives benefits that are substantially the same as the benefits offered to all eOn employees.

Chief Executive Officer Compensation

Base Salary

Due to the fact that Mr. Lee is the majority shareholder he declined a base salary during fiscal year 2005.

Cash-Based Incentives

Mr. Lee did not receive a cash bonus in fiscal year 2005. This is due to the fact that he is the majority shareholder and he declined any cash bonuses in fiscal year 2005.

Equity-Based Incentives

During fiscal year 2005, Mr. Lee was not granted options to purchase shares of common stock.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the Corporation’s executive officers. The compensation to be paid to any of our executive officers for fiscal year 2005 did not exceed the $1 million limit per officer, nor is it expected that the compensation to be paid to any of our executive officers for fiscal year 2006 will exceed that limit. Our 1999 Equity Incentive Plan is structured so that any compensation deemed paid to an executive officer when he exercises an outstanding option with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to our executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

It is the opinion of the Compensation Committee that the adopted executive compensation policies and plans provide the necessary total remuneration program to properly align our performance and the interests of our stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

The Compensation Committee of the Board

Robert P. Dilworth

W. Frank King

Frederick W. Gibbs

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Corporation. During fiscal year 2005, the Audit Committee met 7 times.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the auditors their independence from the Corporation and its management.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Audit Committee reviewed the audited financial statements of the Corporation for the fiscal year ended July 31, 2005, with management and the independent auditors. Management has the responsibility for the preparation of the Corporation’s financial statements, and the independent auditors have the responsibility for the examination of those statements.

In connection with the standards for independence of the Corporation’s independent accountants promulgated by the Securities and Exchange Commission, during the Corporation’s 2004 fiscal year the Audit Committee considered in advance of the provision of any non-audit services by the Corporation’s independent accountants whether the provision of such services is compatible with maintaining the independence of the Corporation’s independent accountants.

The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, issued by the Independence Standards Board, and has discussed with the independent accountants their independence.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Corporation’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended July 31, 2005, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the appointment, subject to stockholder approval, of GHP Horwath, P.C. as the Corporation’s independent auditors and the Board concurred in such recommendation.

The Audit Committee of the Board

Robert P. Dilworth, Chairperson

W. Frank King

Frederick W. Gibbs

PERFORMANCE GRAPH

The graph below compares the cumulative total return of the Corporation’s Common Stock with the Nasdaq Stock Market (U.S.) Index (“Nasdaq US”) and the Nasdaq Telecommunications Index. The graph covers the period from February 4, 2000, the commencement date of our initial public offering of shares of common stock, to July 31, 2005. The graph assumes that $100 was invested on February 4, 2000, in our common stock and in the Nasdaq Stock Market (U.S.) Index and the Nasdaq Telecommunications Index on January 31, 2000, and all dividends were reinvested. No cash dividends have been declared on our common stock. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

COMPARISON OF TOTAL STOCKHOLDER RETURN

AMONG EON COMMUNICATIONS CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ TELECOMMUNICATIONS INDEX

	2/4/2000	7/31/2000	7/31/2001	7/31/2002	7/31/2003	7/31/2004	7/31/2005
EON COMMUNICATIONS CORPORATION	100.00	30.21	7.08	4.58	18.33	10.17	10.67
NASDAQ US	100.00	95.86	51.45	34.00	44.52	48.43	56.07
NASDAQ TELECOMMUNICATIONS	100.00	63.13	30.63	11.19	18.12	17.44	19.83

Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by us under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee report or the Audit Committee report is to be incorporated by reference into any such prior filings, nor shall such graph or reports be incorporated by reference into any future filings made by us under those statutes.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes the securities authorized for issuance under the Corporation’s equity compensation plans as of July 31, 2005.

	Number of securities to be issued upon exercise of outstanding options,	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under plan
Equity compensation plans approved by security holders:
1997 Equity Incentive Plan	132,774	$1.63	—
1999 Equity Incentive Plan	1,282,477	$6.90	717,824
1999 Employee Stock Purchase Plan	28,109	$0.87	—
Equity compensation plans not approved by security holders:
2001 Equity Incentive Plan	157,593	$0.93	331,030

TOTAL	1,600,953	$5.77	1,048,854

The 2001 Equity Incentive Plan contains provisions similar to the 1999 Equity Incentive Plan, with the notable exception that grants to officers and directors are prohibited.

CERTAIN TRANSACTIONS

We purchase single line phones from Cortelco, Inc. (“CI”), a wholly-owned subsidiary of Cortelco Systems Holding Corporation (“CSHC”). In addition, CI performs warehouse, assembly, test, and rework and repair services for eOn. David S. Lee is the Chairman and principal stockholder of CSHC. Stephen R. Bowling is a director of CSHC. In fiscal year 2005, our purchases from CI totaled $580,000. At July 31, 2005, the Company had accounts payable to CI of $51,000.

Aelix Systems Incorporated (“Aelix”), a wholly owned subsidiary of the Company, performs engineering development projects for Spark Technologies, Inc. (“Spark”), a California company that is wholly owned by David Lee, the Chief Executive Officer and majority shareholder of eOn. Aelix has incurred approximately $49,000 of expenses on behalf of Spark during the year ending July 31, 2005 (net of approximately $19,000 incurred by Spark engineers on behalf of eOn). Included in accounts receivable related party is $13,000 and $6,000 owed to Aelix and eOn, respectively by Spark on July 31, 2005. At July 31, 2005, the Company had a $5,000 payable to Spark for a security deposit for Aelix’s Bangalore facility and furniture and fixtures.

Cortelco Shanghai, a wholly owned subsidiary of the Company, also performs engineering development projects for Spark. Cortelco Shanghai incurred expenses of approximately $268,000 on behalf of Spark during the year ended July 31, 2005. At July 31, 2005, Spark owed Cortelco Shanghai $25,000.

Spark deposited $211,000 with the Company in China to pay Spark expenses. As of July 31, 2005, the balance of this deposit/prepayment is $101,000. This balance is included in the Company’s balance sheet as cash and offset in other payable related party.

On October 28, 2005, the Company announced that it signed a non-binding Letter of Intent (“LOI”) to acquire Spark Technology Corporation (“Spark”). Spark (www.sparktech.com) designs and markets accessories for wireless telephones. It recently announced Cellstik, a small memory device that allows the user to easily backup, enter, edit and transfer their cell phone contacts. Cellstik provides a unique solution for a growing problem in the cellular market. Spark is 100% owned by David Lee, eOn’s Chairman.

The LOI is subject to negotiation of a definitive agreement, approval of the eOn Board and Shareholders, completion of due diligence process and various other conditions. Subject to fulfillment of the various conditions, eOn has agreed to a Purchase Price of up to 8,933,000 common shares of eOn stock.

eOn has also agreed to loan Spark up to $300,000 during the period prior to Closing. If the acquisition is not completed by March 31, 2006, Spark will repay principal and interest at 6% per annum to eOn by May 31, 2006.

The Company has appointed an Independent Committee of the Board, headed by Robert Dilworth, to perform due diligence and negotiate a definitive agreement.

eOn believes that all of the transactions set forth above were made on terms no less favorable to eOn than could have been otherwise obtained from unaffiliated third parties. As a matter of policy, all transactions between eOn and any of its officers, directors or principal stockholders are approved by a majority of the board of directors, including a majority of the independent and disinterested members of the board.

FORM 10-K

We have filed an Annual Report on Form 10-K for the year ended July 31, 2005 with the Securities and Exchange Commission. A copy of the 10-K is incorporated into our annual report, which has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice and to vote at the annual meeting. The financial and other information contained on Form 10-K is hereby incorporated by reference into this proxy statement.

Dated: November 28, 2005

THE BOARD OF DIRECTORS OF

EON COMMUNICATIONS CORPORATION

ANNEX A

FORM OF

CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

EON COMMUNICATIONS CORPORATION

eOn Communications Corporation, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

I.	The amendment to the Corporation’s Restated Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

II.	The Section A. of Article IV of the Corporation’s Restated Certificate of Incorporation is deleted in its entirety and replaced with the following:

A.	AUTHORIZED STOCK. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is 40,000,000 shares. 30,000,000 shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001). 10,000,000 shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($0.001).

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by David S. Lee, its authorized officer, on this     th day of             , 2005.

eOn Communications Corporation

By:	/s/ DAVID S. LEE
President, Chief Executive Officer

A-1

Exhibit A

EON COMMUNICATIONS CORPORATION

Charter for the Corporate Governance and Nomination Committee of the Board of Directors

Purpose

The Corporate Governance and Nomination Committee (“CG&N Committee”) of the Board of Directors of eOn Communications Corporation, a Delaware corporation (the “Company”), is responsible for matters relating to the organization and membership of the Board of Directors and for other issues relating to the Company’s corporate governance.

In addition, the CG&N Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board from time to time prescribes.

Membership

The CG&N Committee shall consist of a minimum of three independent directors, of the Company as determined by the Board. The members of the CG&N Committee are appointed by and serve at the discretion of the Board. One member shall serve as Chairman of the CG&N Committee.

Responsibilities

The responsibilities of the CG&N Committee include:

1.	Review the performance of the Board annually and the performance of Board members before nominating for re-election. Review the independence of each Board member annually.

2.	Review the composition of the full Board of Directors to determine the qualifications and areas of expertise needed to further enhance the composition of the Board of Directors and work with management in attracting candidates with those qualifications.

3.	Establish criteria for the selection of new directors; identify individuals qualified to become directors and review the qualifications of prospective nominees; recommend the slate of nominees, for inclusion in the Company’s proxy statement and presentation to the Shareholders at the Annual Meeting.

4.	Periodically review all standing or any ad hoc committees and recommend to the full Board of Directors, as appropriate, changes in number, function or composition of committees.

5.	Review and make recommendations to the full Board of Directors on matters relating to the governance of the Company.

6.	Periodically review the Company’s director and officer liability insurance coverage.

7.	Confer, as appropriate, with legal advisors on matters of corporate governance.

8.	Review and assess the adequacy of the Corporate Governance policies and procedures of the Company and recommend any proposed changes to the Board for approval.

9.	Report at the next meeting of the full Board of Directors all significant items discussed at any Committee meeting.

10.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

11.	Take such further actions or provide such further advice as the full Board of Directors may from time to time delegate to the Committee.

12.	Conduct an annual performance evaluation of the corporate governance functions of the Committee.

Meetings

It is anticipated that the CG&N Committee will meet at two regularly scheduled meetings a year. The CG&N Committee will also convene when asked to convene by the Board.

Minutes

The CG&N Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

PROXY

2005 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 12, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the 2005 Annual Meeting of Stockholders to be held on January 12, 2006, and the Proxy Statement, and appoints David S. Lee and Stephen R. Bowling and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of eOn Communications Corporation (the “Corporation”), which the undersigned is entitled to vote, either on his own behalf or on behalf of any entity or entities, at the 2005 Annual Meeting of Stockholders of eOn Communications Corporation to be held at the Corporation offices located at, 185 Martinvale Lane, San Jose, CA 95119, on Thursday, January 12, 2006 at 4:00 PM local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted by the proxies in the manner set forth on the reverse side and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before the Annual Meeting or any postponement or adjournment thereof.

THANK YOU FOR VOTING

Please mark your vote as indicated in this example	☒

1. To elect the following director to serve for a three-year term ending upon the 2008 Annual Meeting of Stockholders or until a successor is elected and qualified.

FOR the nominee listed to the right (except as marked to the contrary)	☐	Nominee:	01 W. Frank King

WITHHOLD AUTHORITY to vote the nominee listed to the right	☐

2. To approve the amendment to the Certificate of Incorporation to reduce the number of authorized shares of common stock.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To ratify the appointment of GHP Horwath, P.C. as independent auditors of the Corporation for the fiscal year ending July 31, 2006.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature	Signature	Date

The board of directors recommends a vote FOR the nominated director listed above, a vote FOR the amendment to the Certificate of Incorporation and a vote FOR the ratification of GHP Horwath, P.C. This proxy, when properly executed, will be voted as specified above. This proxy will be voted FOR the election of the directors listed above and FOR the other proposal if no specification is made.

PLEASE VOTE

eOn Communications Corporation C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create and electronic voting instruction form.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to eOn Communications Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

PROXY

2005 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 12, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the 2005 Annual Meeting of Stockholders to be held on January 12, 2006, and the Proxy Statement, and appoints David S. Lee and Stephen R. Bowling and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of eOn Communications Corporation (the “Corporation”), which the undersigned is entitled to vote, either on his own behalf or on behalf of any entity or entities, at the 2005 Annual Meeting of Stockholders of eOn Communications Corporation to be held at the Corporation offices located at, 185 Martinvale Lane, San Jose, CA 95119, on Thursday, January 12, 2006 at 4:00 PM local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted by the proxies in the manner set forth on the reverse side and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before the Annual Meeting or any postponement or adjournment thereof.

THANK YOU FOR VOTING

Please mark your vote as indicated in this example         ☒

1. To elect the following director to serve for a three-year term ending upon the 2008 Annual Meeting of Stockholders or until a successor is elected and qualified.

FOR the nominee listed to the right (except as marked to the contrary)	☐	Nominee:	01 W. Frank King

WITHHOLD AUTHORITY to vote the nominee listed to the right	☐

2. To approve the amendment to the Certificate of Incorporation to reduce the number of authorized shares of common stock.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To ratify the appointment of GHP Horwath, P.C. as independent auditors of the Corporation for the fiscal year ending July 31, 2006.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature	Signature	Date

The board of directors recommends a vote FOR the nominated director listed above, a vote FOR the amendment to the Certificate of Incorporation and a vote FOR the ratification of GHP Horwath, P.C. This proxy, when properly executed, will be voted as specified above. This proxy will be voted FOR the election of the directors listed above and FOR the other proposal if no specification is made.

PLEASE VOTE